EXHIBIT 99.1

                                            CONTACT:   Paul D. Baker
                                                       Comverse Technology, Inc.
                                                       One Huntington Quadrangle
                                                       Melville, New York 11747
                                                       (516) 677-7226

             COMVERSE TECHNOLOGY THIRD QUARTER FISCAL 2005 RESULTS:
       SALES OF $298,966,000, UP 22% YEAR-OVER-YEAR; GAAP EARNINGS UP 140% ($0.18 PER DILUTED SHARE), PRO FORMA EARNINGS UP 114% ($0.17 PER DILUTED SHARE)


NEW YORK, NY, December 6, 2005 -- Comverse Technology, Inc. (NASDAQ: CMVT) announced sales of $298,966,000 for the third quarter of fiscal year 2005, ended October 31, 2005, an increase of 21.8% compared to sales of $245,479,000 for the third quarter of fiscal year 2004, ended October 31, 2004. Net income on a generally accepted accounting principles ("GAAP") basis for the third quarter of fiscal 2005 was $38,295,000 ($0.18 per diluted share), up 140% compared to net income of $15,959,000 ($0.08 per diluted share) for the third quarter of fiscal 2004. Net income on a pro forma basis was $37,100,000 ($0.17 per diluted share) in the third quarter of fiscal 2005, up 114% compared to pro forma net income of $17,368,000 ($0.08 per diluted share) in the third quarter of fiscal 2004. A reconciliation between results on a GAAP basis and results on a pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statements of Income.

Kobi Alexander, Chairman and CEO of Comverse Technology, stated, "We achieved our twelfth consecutive quarter of sequential sales growth, and continued to expand our operating margin. Comverse, our network systems division, saw demand for its Total Communication portfolio, which enables a broad range of telecommunications applications, including call answering and call completion services, advanced messaging and other data applications such as wireless content delivery, and real-time billing. Our Verint Systems unit continued to expand its activities providing actionable intelligence for security and business intelligence applications."

The Company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $2,325,046,000, working capital of $2,314,426,000, total assets of $3,128,841,000 and stockholders' equity of $1,936,265,000, all of which represent record levels.

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
COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
-----------------------------------------
DECEMBER 6, 2005
----------------
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Financial highlights at and for the nine and three month periods ended October
31, 2005 and prior year comparisons are as follows:


---------------------------------------------------------------------------------------------------------
               CONSOLIDATED STATEMENTS OF INCOME (GAAP BASIS)
                     (In thousands, except per share data)
---------------------------------------------------------------------------------------------------------
                                                   Nine Months Ended              Three Months Ended
                                                   -----------------              ------------------
                                                      (unaudited)                    (unaudited)
--------------------------------------------- --------------- --------------- ------------- -------------
                                                October 31,     October 31,    October 31,   October 31,
                                                -----------     -----------    -----------   -----------
                                                    2004            2005           2004          2005
                                                    ----            ----           ----          ----
--------------------------------------------- --------------- --------------- ------------- -------------
Sales                                         $     700,301   $     857,602   $   245,479   $   298,966
--------------------------------------------- --------------- --------------- ------------- -------------
Cost of sales                                       279,652         342,029        96,936       121,080
--------------------------------------------- --------------- --------------- ------------- -------------
Research and development, net                       172,851         193,758        60,782        65,574
--------------------------------------------- --------------- --------------- ------------- -------------
Selling, general and administrative                 213,769         250,241        73,767        84,758
--------------------------------------------- --------------- --------------- ------------- -------------
In-process research and development and
other acquisition-related charges                     4,635               -             -             -
--------------------------------------------- --------------- --------------- ------------- -------------
Workforce reduction, restructuring and
impairment charges (credits)                             62            (253)         (102)            -
--------------------------------------------- --------------- --------------- ------------- -------------
Income from operations                               29,332          71,827        14,096        27,554
--------------------------------------------- --------------- --------------- ------------- -------------
Interest and other income, net                       24,970          57,449         9,541        23,132
--------------------------------------------- --------------- --------------- ------------- -------------
Income before income tax provision,
minority interest and equity in the
earnings (losses) of affiliates                      54,302         129,276        23,637        50,686
--------------------------------------------- --------------- --------------- ------------- -------------
Income tax provision                                  9,211          17,581         4,051         6,401
--------------------------------------------- --------------- --------------- ------------- -------------
Minority interest and equity in the
earnings (losses) of affiliates                      (8,804)        (14,325)       (3,627)       (5,990)
--------------------------------------------- --------------- --------------- ------------- -------------
Net income                                    $      36,287   $      97,370   $    15,959   $    38,295
--------------------------------------------- --------------- --------------- ------------- -------------

--------------------------------------------- --------------- --------------- ------------- -------------
Earnings per share:
--------------------------------------------- --------------- --------------- ------------- -------------
Diluted                                       $        0.18   $        0.45   $      0.08   $      0.18
--------------------------------------------- --------------- --------------- ------------- -------------
Basic                                         $        0.19   $        0.49   $      0.08   $      0.19
--------------------------------------------- --------------- --------------- ------------- -------------

--------------------------------------------- --------------- --------------- ------------- -------------
Weighted average shares:
--------------------------------------------- --------------- --------------- ------------- -------------
Diluted                                             202,334         214,236       202,923       215,983
--------------------------------------------- --------------- --------------- ------------- -------------
Basic                                               195,452         199,847       196,077       200,766
--------------------------------------------- --------------- --------------- ------------- -------------

Comverse Technology provides pro forma net income (loss) and pro forma earnings
(loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

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COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
-----------------------------------------
DECEMBER 6, 2005
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
--------------------------------------------------------------------------------------------------------
               PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     (In thousands, except per share data)
------------------------------------------------ ------------------------------- -----------------------
                                                      Nine Months Ended          Three Months Ended
                                                      -----------------          ------------------
                                                          (unaudited)               (unaudited)
------------------------------------------------ -------------- ------------- ------------ -------------
                                                  October 31,   October 31,   October 31,   October 31,
                                                  -----------   -----------   -----------   -----------
                                                     2004           2005          2004         2005
                                                     ----           ----          ----         ----
------------------------------------------------ -------------- ------------- ------------ -------------
Sales                                            $    700,301   $   857,602   $  245,479   $   298,966
------------------------------------------------ -------------- ------------- ------------ -------------
Cost of sales                                         277,936       339,136       95,786       119,902
------------------------------------------------ -------------- ------------- ------------ -------------
Research and development, net                         172,851       193,758       60,782        65,574
------------------------------------------------ -------------- ------------- ------------ -------------
Selling, general and administrative                   210,913       246,603       72,617        83,121
------------------------------------------------ -------------- ------------- ------------ -------------
Income from operations                                 38,601        78,105       16,294        30,369
------------------------------------------------ -------------- ------------- ------------ -------------
Interest and other income, net                         24,629        49,046        9,541        20,131
------------------------------------------------ -------------- ------------- ------------ -------------
Income before income tax provision, minority
interest and equity in the earnings (losses)
of affiliates                                          63,230       127,151       25,835        50,500
------------------------------------------------ -------------- ------------- ------------ -------------
Income tax provision                                   10,021        18,124        4,149         6,800
------------------------------------------------ -------------- ------------- ------------ -------------
Minority interest and equity in the earnings
(losses) of affiliates                                (11,509)      (15,739)      (4,318)       (6,600)
------------------------------------------------ -------------- ------------- ------------ -------------
Pro forma net income                             $     41,700   $    93,288   $   17,368   $    37,100
------------------------------------------------ -------------- ------------- ------------ -------------

------------------------------------------------ -------------- ------------- ------------ -------------
Pro forma earnings per share:
------------------------------------------------ -------------- ------------- ------------ -------------
Diluted (1)                                      $       0.20   $      0.43   $     0.08   $      0.17
------------------------------------------------ -------------- ------------- ------------ -------------
Basic                                            $       0.21   $      0.47   $     0.09   $      0.18
------------------------------------------------ -------------- ------------- ------------ -------------

------------------------------------------------ -------------- ------------- ------------ -------------
Weighted average shares:
------------------------------------------------ -------------- ------------- ------------ -------------
Diluted                                               202,334       214,236      202,923       215,983
------------------------------------------------ -------------- ------------- ------------ -------------
Basic                                                 195,452       199,847      196,077       200,766
------------------------------------------------ -------------- ------------- ------------ -------------


(1) Net income for purposes of calculating diluted earnings per share includes the dilutive effects of subsidiary options of approximately $879 and $340 for the nine and three month periods ended October 31, 2005, respectively, and approximately $880 and $330 for the nine and three month periods ended October 31, 2004, respectively.

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COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
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DECEMBER 6, 2005
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PAGE FOUR
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

-------------------------------------------------------------------------------------------------------
               RECONCILIATION OF GAAP BASIS NET INCOME TO PRO FORMA BASIS NET INCOME
               (In thousands)
-------------------------------------------------------------------------------------------------------
                                                       Nine Months Ended         Three Months Ended
                                                       -----------------         ------------------
                                                         (unaudited)                (unaudited)
--------------------------------------------------------------------------------------------------------
                                                   October 31,   October 31,   October 31, October 31,
                                                   -----------   -----------   ----------- -----------
                                                      2004          2005          2004        2005
                                                      ----          ----          ----        ----
------------------------------------------------ -------------- ------------- ------------ ------------
GAAP basis net income                            $      36,287  $     97,370  $    15,959  $    38,295
------------------------------------------------ -------------- ------------- ------------ ------------
Adjustments:
------------------------------------------------ -------------- ------------- ------------ ------------
Amortization of acquisition-related
intangibles                                              2,376         4,274          968        1,787
------------------------------------------------ -------------- ------------- ------------ ------------
Amortization of deferred stock-based
compensation                                             1,297         3,212          433        1,123
------------------------------------------------ -------------- ------------- ------------ ------------
In-process research and development and other
acquisition-related charges                              4,635             -            -            -
------------------------------------------------ -------------- ------------- ------------ ------------
Acquisition-related charges included in cost
of sales and selling, general and
administrative                                             899             -          899            -
------------------------------------------------ -------------- ------------- ------------ ------------
Workforce reduction, restructuring and
impairment charges (credits)                                62          (253)        (102)           -
------------------------------------------------ -------------- ------------- ------------ ------------
Net realized gain on investments previously
written-down                                                 -        (8,530)           -       (3,096)
------------------------------------------------ -------------- ------------- ------------ ------------
Gain on extinguishment of debt                            (341)            -            -            -
------------------------------------------------ -------------- ------------- ------------ ------------
Gain on settlement                                           -          (828)           -            -
------------------------------------------------ -------------- ------------- ------------ ------------
Income tax provision                                      (810)         (543)         (98)        (399)
------------------------------------------------ -------------- ------------- ------------ ------------
Minority interest effect of GAAP to pro forma
basis adjustments                                       (2,705)       (1,414)        (691)        (610)
------------------------------------------------ -------------- ------------- ------------ ------------

------------------------------------------------ -------------- ------------- ------------ ------------
Pro forma basis net income                       $      41,700  $     93,288  $    17,368  $    37,100
------------------------------------------------ -------------- ------------- ------------ ------------

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COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
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DECEMBER 6, 2005
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

---------------------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
                                  (In thousands)
 Balance Sheet Data:
------------------------------------------------------- -------------------------------------
            ASSETS                                          January 31,         October 31,
                                                               2005                2005
                                                                               (unaudited)
---------------------------------------------------------------------------------------------
CURRENT ASSETS:
------------------------------------------------------- ----------------- -------------------
     Cash and cash equivalents, bank time deposits
     and short-term investments                         $     2,249,630    $      2,325,046
------------------------------------------------------- ----------------- -------------------
     Accounts receivable, net                                   199,571             278,958
------------------------------------------------------- ----------------- -------------------
     Inventories                                                107,552             131,273
------------------------------------------------------- ----------------- -------------------
     Prepaid expenses and other current assets                   70,335              99,212
------------------------------------------------------- ----------------- -------------------
TOTAL CURRENT ASSETS                                          2,627,088           2,834,489
------------------------------------------------------- ----------------- -------------------
PROPERTY AND EQUIPMENT, net                                     122,174             125,906
------------------------------------------------------- ----------------- -------------------
OTHER ASSETS                                                    176,024             168,446
------------------------------------------------------- ----------------- -------------------

------------------------------------------------------- ----------------- -------------------
TOTAL ASSETS                                            $     2,925,286    $      3,128,841
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

---------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
------------------------------------------------------- ----------------- -------------------
     Accounts payable and accrued expenses               $      273,861    $        304,791
------------------------------------------------------- ----------------- -------------------
     Convertible debt                                            87,253              87,253
------------------------------------------------------- ----------------- -------------------
     Bank loans and other debt                                      660               8,836
------------------------------------------------------- ----------------- -------------------
     Advance payments from customers                            108,381             119,183
------------------------------------------------------- ----------------- -------------------
TOTAL CURRENT LIABILITIES                                       470,155             520,063
------------------------------------------------------- ----------------- -------------------
CONVERTIBLE DEBT                                                420,000             419,834
------------------------------------------------------- ----------------- -------------------
OTHER LIABILITIES                                                45,277              35,322
------------------------------------------------------- ----------------- -------------------
TOTAL LIABILITIES                                               935,432             975,219
------------------------------------------------------- ----------------- -------------------
MINORITY INTEREST                                               195,825             217,357
------------------------------------------------------- ----------------- -------------------
STOCKHOLDERS' EQUITY                                          1,794,029           1,936,265
------------------------------------------------------- ----------------- -------------------
TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                           $    2,925,286    $      3,128,841
------------------------------------------------------- ----------------- -------------------

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COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
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DECEMBER 6, 2005
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          CONFERENCE CALL INFORMATION

          A conference call to discuss the Company's results will be conducted Tuesday, December 6, 2005, at 5:15 pm EST. Participants should dial 706-643-1670. A replay will be available for seven days at 706-645-9291, access code 2848953. A live webcast can be accessed at www.cmvt.com.

          The webcast will be available for replay for seven days.

          ABOUT COMVERSE TECHNOLOGY, INC.

          Comverse Technology, Inc. (NASDAQ: CMVT), through its Comverse business unit, is the world's leading provider of software and systems enabling network-based multimedia enhanced communication services. These value-added enhanced services solutions, along with the Company's real-time billing solutions, comprise Comverse's Total Communication(TM) portfolio. Comverse's Total Communication portfolio addresses four primary categories: call completion and call management solutions; advanced messaging for groups, communities and person-to-person communication; solutions and enablers for the management and delivery of data and content-based services; and real-time billing and account management solutions for dynamic service environments. Other Comverse Technology business units include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic software-based solutions for communications interception, networked video security and business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling signaling software for wireline, wireless and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company. For additional information, visit the Comverse Technology website at www.cmvt.com.

          Note: This release may contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: risks associated with integrating the business and employees of the GSS division of CSG Systems, International; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in


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COMVERSE TECHNOLOGY THIRD QUARTER RESULTS
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DECEMBER 6, 2005
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PAGE SEVEN
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which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.



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